UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2017 (May 25, 2017)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 25, 2017, Northrim BanCorp, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders (the "2017 Annual Meeting"). There were 6,909,865 shares outstanding and entitled to vote at the 2017 Annual Meeting; of those shares, 6,210,286 were present in person or by proxy. The following matters were voted upon at the 2017 Annual Meeting:

•	The election of 11 directors to serve on the Company's Board of Directors until the 2018 annual meeting of shareholders or until their successors have been elected and have qualified;

•	The approval of the Northrim BanCorp, Inc. 2017 Stock Incentive Plan;

•	The approval, by nonbinding vote, of the compensation of the Company's named executive officers;

•	The approval, by nonbinding vote, of the frequency of "every year" for future advisory votes on executive compensation; and

•	The ratification of the selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Joseph M. Beedle	5,106,333	137,920	5,244,253	966,033
Larry S. Cash	5,116,841	127,412	5,244,253	966,033
Anthony Drabek	5,114,691	129,562	5,244,253	966,033
Karl L. Hanneman	5,140,792	103,461	5,244,253	966,033
David W. Karp	5,139,790	104,463	5,244,253	966,033
David J. McCambridge	5,141,886	102,367	5,244,253	966,033
Krystal M. Nelson	5,133,849	110,404	5,244,253	966,033
Joseph M. Schierhorn	5,087,337	156,916	5,244,253	966,033
John C. Swalling	5,109,235	135,018	5,244,253	966,033
Linda C. Thomas	5,134,102	110,151	5,244,253	966,033
David G. Wight	5,120,890	123,363	5,244,253	966,033

2017 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,937,634	296,718	9,901	5,244,253	966,033

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,889,544	90,252	264,457	5,244,253	966,033

Future Advisory Vote (Nonbinding) on Executive Compensation

1 YEAR	2 YEAR	3 YEAR	ABSTAIN	VOTES CAST	BROKER NONVOTES
4,086,645	14,711	887,251	255,646	5,244,253	—

Ratification of Selection of Moss Adams LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2017

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
6,168,647	34,252	7,387	6,210,286	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 31, 2017	By:	/s/ Latosha M. Frye

Name: Latosha M. Frye
Title: EVP, Chief Financial Officer